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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 12, 2005


                             FARO Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Florida                      0-23081                 59-3157093
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        125 Technology Park, Lake Mary, Florida                   32746
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (407) 333-9911


         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF  OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01    REGULATION FD DISCLOSURE

             On April 12, 2005, FARO Technologies announced via press release, subject: FARO's New Orders Grow 31% in the First Quarter. A copy of the press release is attached hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press release dated as of April 12, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FARO Technologies, Inc.
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                                         (Registrant)

Date April 12, 2005
                                         /s/ Gregory A. Fraser
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                                         Gregory A. Fraser
                                         Executive Vice President, Secretary and
                                         Treasurer